UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
INVESTMENT COMPANY ACT FILE NUMBER: 811-21080
EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER: Calamos Convertible Opportunities and Income Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville,
Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., President,
Calamos Advisors LLC
2020 Calamos Court
Naperville, Illinois
60563-2787
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200
DATE OF FISCAL YEAR END: October 31, 2011
DATE OF REPORTING PERIOD: November 1, 2010 through April 30, 2011

ITEM 1.	REPORTS TO SHAREHOLDERS

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270. 30e-1).

CALAMOS®

Convertible Opportunities and Income Fund (CHI)

SEMIANNUAL REPORT APRIL 30, 2011

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TABLE OF CONTENTS

Letter to Shareholders	1

The Calamos Closed-End Funds: An Overview	4

Investment Team Discussion	5

Schedule of Investments	8

Statement of Assets and Liabilities	17

Statement of Operations	18

Statements of Changes In Net Assets	19

Statement of Cash Flows	20

Notes to Financial Statements	21

Financial Highlights	30

Report of Independent Registered Public Accounting Firm	31

About Closed-End Funds	32

Level Rate Distribution Policy	33

Automatic Dividend Reinvestment Plan	33
Experience and Foresight

About Calamos Investments
For more than 30 years, we have helped investors like you manage and build wealth to meet their long-term individual objectives by working to capitalize on the opportunities of the evolving global marketplace. We launched our first open-end mutual fund in 1985 and our first closed-end fund in 2002. Today, we manage five closed-end funds. Two are total-return oriented offerings, which seek current income, with increased emphasis on capital gains potential. Three are enhanced fixed-income offerings, which pursue high current income from income and capital gains. Calamos Convertible Opportunities and Income Fund (CHI) falls into this category. Please see page 4 for a more detailed overview of our closed-end offerings.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline, and by our conscientious research.

We believe that an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered low-volatility equity strategies, which seek to participate in equity market upside and mitigate some of the potential risks of equity market volatility. Our investment process seeks to manage risk at multiple levels and draws upon our experience investing through multiple market cycles.

We have a global perspective. We believe that globalization offers tremendous opportunities for countries and companies all over the world. In our view, this creates significant opportunities for investors. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Shareholders

JOHN P. CALAMOS, SR.
CEO/Co-CIO

Dear Fellow Shareholder:

Welcome to your semiannual report for the six-month period ended April 30, 2011. I encourage you to review this report carefully. It includes commentary and insights from the investment team, as well as a listing of portfolio holdings, financial data and highlights, and detailed information about the performance and allocation of your fund.

Calamos Convertible Opportunities and Income Fund (CHI) is an enhanced fixed income fund. We utilize dynamic asset allocation to pursue high current income, while also maintaining a focus on capital gains.

We are pleased to report that CHI provided a steady stream of monthly distributions, while also posting a good total return. We believe that these results—as well as the fund’s longer-term record—illustrate the benefits of dynamic asset allocation as part of an enhanced fixed income strategy. In the Q&A beginning on page 5, we discuss the fund’s strategy and performance over the reporting period at greater length.

CHI’s enhanced fixed-income approach provided investors with steady monthly distributions, as well as total return.

Steady and Competitive Distributions
CHI’s distribution policy reflects our long-term perspective, focus on consistency, and risk-aware approach. We recognize that many of our investors prefer consistent monthly distributions, instead of unpredictable ones. This fund has a level rate distribution policy, which means we seek to keep distributions the same from month to month. We and the fund’s Board of Directors are committed to providing distributions that we believe can be sustained over the long-term. In setting the fund’s distribution level, we consider the market and economic environment, prevailing interest rates and the opportunities we see in individual securities and asset classes. We discuss the level distribution policy at greater length on pages 4 and 33.

Prudent Use of Leverage
In this fund, we have the flexibility to employ leverage to enhance total return and to support the fund’s distribution rate. Leverage involves borrowing money and reinvesting the proceeds. During the reporting period, we believed the economic environment was favorable for the prudent use of leverage. Our use of leverage contributed favorably to overall performance, as

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	1

Letter to Shareholders

we were able to achieve a higher return than our borrowing costs. We intend to continue to utilize leverage judiciously, as long as we believe it will serve the fund’s shareholders well.

As part of our emphasis on risk management, we employed interest rate swaps as a hedge against a potential rise in interest rates. We use these swaps to manage the borrowing costs associated with our leverage activities. Through these swaps, we essentially lock down an interest rate that we believe to be attractive. Currently, interest rates are at historically low levels throughout much of the fixed income market. However, given the current economic landscape, we believe that it is possible that rates could surge very quickly, even over a period of weeks, as was the case in the 1970s and 1980s. We believe the fund’s interest rate swaps could be a valuable tool to help protect the fund from increasing borrowing costs, should rates rise.

The Market and Economic Environment: Resilience Amid Volatility
During the reporting period, the global markets were unsettled by unexpected events. These included the earthquake and tsunami in Japan, as well as political turmoil and violence in the Middle East and North Africa. Other longer-running considerations persisted, such as the debt burdens of developed nations, commodity prices, inflationary pressures, and evolving geopolitical relationships between established and rising powers.

While volatility spikes persisted, investors seemed to focus on more positive influences. There were also continued signs of improving economic conditions within the United States. For example, we saw many instances of improving corporate profits and balance sheets, as well as gains in private sector job growth. Credit markets remained open and strong, providing good access to capital for large cap and mid cap companies, in particular.

In this environment, the U.S. convertible and high yield markets demonstrated resilience. For the six-month period ending April 30, 2011, convertible securities gained 11.69%, as measured by the BofA Merrill Lynch U.S. All Convertible Ex-Mandatory Index. High yield securities earned 6.01%, as measured by the Credit Suisse High Yield Index. Within both the convertible and high yield marketplace, the most speculative tiers led, as investors sought yield. However, as investors became increasingly attentive to the potential long-term implications of government debt and dollar devaluation, the broad bond market lagged, with the Barclays Capital U.S. Government/Credit Index returning -0.61%.

Given the prevailing low interest rate environment and investors’ determined quest for yield, high yield issuance remained robust, driven in large measure by debt refinancing activity. Defaults remained low against a backdrop of improving capital market conditions and abundant liquidity. Convertible securities issuance lagged, as companies favored issuing non-convertible debt in a low-rate environment.

2	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

Letter to Shareholders

Opportunities Across Asset Classes
As we will discuss in the Q&A section, our team continues to find high yield corporate bonds and convertible securities that we believe meet our criteria. We have sought credits that offer attractive yields, as well as reliable debt servicing prospects and the opportunity for credit upgrades. Because we consider income within the context of total return, our approach to the most speculative credits remains particularly selective.

Where possible, we are maintaining a focus on U.S. businesses with global footprints, global management and global revenue streams. We have sought to position the fund to benefit from global secular trends, such as the growth of a middle class in emerging markets, corporations’ focus on productivity enhancements and consumers’ continued appetite for technology innovations. In a global economy, these are trends that U.S. companies can participate in.

In Closing
We believe that innovation thrives in all market environments. Our investment team continues to find many businesses that are guided by a spirit of creativity and entrepreneurship—companies that we have seen adapt and change as the global economy evolves.

While I believe that globalization presents a very exciting backdrop for U.S. companies and investors, the opportunity potential does vary considerably from company to company and industry to industry. Because of this, we believe that an active investment approach is particularly important. We believe our decades of experience, our selective, risk-aware approach and our unwavering commitment to our shareholders will continue to differentiate CHI as an enhanced fixed income offering.

If you would like additional information about this fund or our other closed-end offerings, please contact your financial advisor or our client services team at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). We also invite you to visit us at www.calamos.com.

We thank you for your continued trust. It is an honor to partner with you to help you achieve your financial goals.

Sincerely,

John P. Calamos, Sr.
CEO and Co-CIO
Calamos Advisors LLC

This report is for informational purposes only and should not be considered investment advice.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	3

The Calamos Closed-End Funds: An Overview

In our closed-end funds, we draw upon decades of investment experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while managing downside risk. We launched our first closed-end fund in 2002.

Closed-end funds are long-term investments. Most focus on providing monthly distributions, but there are important differences among individual closed-end funds. Calamos closed-end funds can be grouped into two broad categories: (1) enhanced fixed income and (2) total return. Funds in both groups provide a monthly distribution stream and invest in a combination of asset classes.

OBJECTIVE: ENHANCED FIXED INCOME	OBJECTIVE: TOTAL RETURN

Portfolios Positioned to Pursue High Current Income from Income and Capital Gains	Portfolios Positioned to Seek Current Income, with Increased Emphasis on Capital Gains Potential

Calamos Convertible Opportunities and Income Fund (Ticker: CHI)	Calamos Global Total Return Fund (Ticker: CGO)
Invests in high-yield and convertible securities, primarily in U.S. markets	Invests in equities and higher-yielding convertible securities and corporate bonds, in both U.S. and non-U.S. markets

Calamos Convertible and High Income Fund (Ticker CHY)	Calamos Strategic Total Return Fund (Ticker: CSQ)

Invests in high-yield and convertible securities, primarily in U.S. markets	Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in U.S. markets

Calamos Global Dynamic Income Fund (Ticker: CHW)
Invests in global fixed-income securities, alternative investments and equities

Our Level Rate Distribution Policy
Investors often choose a closed-end fund because they seek a steady stream of income. In recognition of this, all five Calamos closed-end funds have adopted a level distribution policy. Our policy is to pay a distribution reflective of the funds’ past results and projected earnings potential through income as well as capital gains. Our team is focused on delivering an attractive monthly distribution, while maintaining a long-term focus on risk management. The level of the funds’ distributions can be greatly influenced by market conditions, including the interest rate environment. The funds’ distributions will depend on the individual performance of positions the funds hold, our view of the benefits of retaining leverage, fund tax considerations, and maintaining regulatory requirements.

For more information about any of these funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

For more information on our level rate distribution policy, please see page 33.

4	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

Investment Team Discussion

TOTAL RETURN* AS OF 4/30/11
Common Shares – Inception 6/26/02
			Since
	6 Months	1 Year	Inception**
On Market Price	8.17%	14.55%	10.64%

On NAV	7.59%	14.41%	10.91%

*Total return measures net investment income and net realized gain or loss from portfolio investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.
**Annualized since inception.

SECTOR WEIGHTINGS
Energy	16.3%

Health Care	10.0

Information Technology	14.9

Financials	7.3

Consumer Discretionary	13.7

Industrials	11.1

Consumer Staples	4.4

Materials	11.3

Telecommunication Services	3.7

Utilities	1.6

Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the portfolio may hold.

CONVERTIBLE OPPORTUNITIES AND INCOME FUND
INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the fund’s strategy, performance and positioning for the six-month period ended April 30, 2011.

Q. To provide a context for its performance, please discuss the fund’s strategy and role within an asset allocation.
A. Calamos Convertible Opportunities and Income Fund (CHI) is an enhanced fixed income offering, seeking total return through a combination of capital appreciation and current income. It provides an alternative to funds investing exclusively in investment-grade fixed income instruments, and seeks to be less sensitive to interest rates. Like all five Calamos closed-end funds, CHI seeks to provide a steady stream of distributions paid out on a monthly basis and invests in multiple asset classes. (Please see page 4 for more information about our closed-end funds.)

Within this fund, We invest in a diversified portfolio of convertible securities and high-yield securities. The allocation to each asset class is dynamic, and reflects our view of the economic landscape, as well as the potential of individual securities. By combining these asset classes, we believe that we are well positioned to generate capital gains as well as income. The broader range of security types the fund invests in also provides us with increased opportunities for managing the risk and reward characteristics of the portfolio over full market cycles.

We seek companies with respectable balance sheets, reliable debt servicing, and good prospects for sustainable growth. While we invest primarily in securities of U.S. issuers, we favor those companies that are actively participating in globalization with geographically diversified revenue streams and global business strategies.

Q. How did the fund perform over the reporting period?
A. CHI gained 7.59% on a net asset value (NAV) basis for the six-month period ending April 30, 2011. On a market price basis, the fund returned 8.17% for the same period.

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 4/30/11

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	5

Investment Team Discussion

As of the end of the reporting period, the fund’s shares traded at a 2.50% premium to net asset value, a slight increase from the start of the reporting period, when the premium was 1.95%. We believe that this indicates favorable recognition of the fund’s income stream and long-term record within the marketplace.

Q. How do NAV and market price return differ?
A. Closed-end funds trade on exchanges, where the price of shares may be driven by factors other than the value of the underlying securities. The price of a share in the market is called market value. Market price may be influenced by factors unrelated to the performance of the fund’s holdings.

A fund’s NAV return measures the return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized as a long-term holding within asset allocations, we believe that NAV return is the better measure of a fund’s performance.

Q. Please discuss the fund’s distributions during the annual period.
A. As we discussed in the opening letter, we employ a level rate distribution policy within this fund with the goal of providing shareholders with a consistent distribution stream. The fund provided a steady distribution stream over the period. Monthly distributions were $0.0950 per share. The fund’s annual distribution rate was 8.41% of market price as of April 30, 2011.

We believe that both the fund’s distribution rate and level remained attractive and competitive, as low interest rates limited yield opportunities in much of the marketplace. For example, as of April 30, 2011, the dividend yield of S&P 500 Index stocks averaged 1.8%. Yields also remained low within the U.S. government bond market, with 10-Year Treasurys and 30-Year Treasurys yielding 3.5% and 4.5%, respectively. Moreover, we believe the fund’s distribution rate is particularly compelling in that the fund also captured much of the equity market’s return, demonstrating the potential merits of a total return approach.

Q. What factors influenced performance over the reporting period?
A. Both the fund’s convertible securities stake and high yield corporate bond holdings contributed positively to performance. To some extent, the fund’s performance was moderated by our emphasis on quality as well as income. Broadly speaking, many of the most speculative grade issues in the convertible securities market were particularly well rewarded by investors in their hunt for yield. However, because we take a total return approach that focuses on avoiding downside risk, we took a very selective approach to lower rated issues, particularly those rated CCC.

From a sector perspective, security selection within the financials sector benefited performance relative to the Credit Suisse High Yield Index. The fund’s holdings in the asset management industry performed particularly well. Within financials, we are favoring areas such as asset management over areas such as banks, which we believe may struggle due to increasing regulatory requirements. The fund’s performance was further enhanced by security selection within the energy sector. Here, holdings in the oil-and-gas exploration-and-production industry contributed notably. In our positioning decisions in the energy sector, we have sought to balance return considerations with a thorough assessment of potential risks, such as increased regulatory risks and volatility associated with commodity prices.

6	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

Investment Team Discussion

Our use of leverage was also beneficial to the fund’s performance. We were able to borrow at low rates and then invest the proceeds in securities that generated higher returns. As we discussed in the opening letter, we utilized interest rate swaps to lock in an interest rate we believe to be attractive and to provide a hedge against a potential rise in interest rates.

Q. How is the fund positioned?
A. We have found securities across asset classes that we believe are appropriate for the fund’s enhanced fixed income approach. As of April 30, 2011, the fund’s largest allocation, based on total investments, was to corporate bonds, followed by convertible securities. As of the close of the reporting period, the majority of securities were rated BB, which is one of the higher tiers of the high yield universe. We also found opportunities in investment grade credits (those rated BBB and above); these totaled about 27% of portfolio holdings (excluding equities) as of the end of the reporting period. This reflects our view that while economic recovery is underway, there still may be challenges to growth. In this environment, we believe that companies with better financial health and more reliable debt servicing are the appropriate choices on the whole. Where possible, we have favored larger U.S.-based global businesses with diversified revenues and strong brands. We believe that these companies may be particularly well positioned to capitalize on the growth trends we see around the world, including those related to emerging markets.

Q. What is your outlook for Calamos Convertible Opportunities and Income Fund?
A. We believe that the markets provide ample opportunities for this fund’s enhanced fixed income approach, and we maintain high conviction in its strategy. In our view, the fund’s use of convertible securities and high yield corporate bonds remains an attractive choice, both in the current low rate environment as well as in an environment where rates could rise, perhaps quite suddenly. Because of this approach, this fund may be less susceptible to interest rate changes that could result from dollar devaluation or debt burdens, compared to those closed-end funds that rely primarily on U.S. Treasury bonds or municipal securities for yield.

In our view, active, multi-faceted risk management will remain very important. As we noted, although recovery appears to be underway in the U.S., we do not believe that the current environment is one in which “a rising tide will lift all boats.” We do expect continued spikes in volatility and, in this environment, we believe that our ability to utilize a broad range of securities will remain an important differentiator of our enhanced fixed income approach.

Our conviction in the portfolio is furthered by our view of the growth potential we see in the global economy and the different ways innovative companies are participating in these opportunities. We believe that our preference for U.S.-based companies with global strategies and global reach will allow this fund to participate in the exciting long-term trends we see in many parts of the global economy, and will support its pursuit of a high stream of income and steady distributions with a secondary focus on capital gains.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	7

Schedule of Investments  April 30, 2011 (Unaudited)

PRINCIPAL
AMOUNT		VALUE
CORPORATE BONDS (70.9%)

	Consumer Discretionary (12.6%)
1,917,000	American Axle & Manufacturing, Inc. 7.875%, 03/01/17	$1,979,303
3,286,000	Asbury Automotive Group, Inc.µ 7.625%, 03/15/17	3,376,365
5,737,000	Cooper Tire & Rubber Companyµ 8.000%, 12/15/19	6,160,104
1,729,000	Dana Holding Corp. 6.750%, 02/15/21	1,752,774
	DISH Network Corp.µ
5,915,000	7.875%, 09/01/19	6,432,562
4,952,000	7.125%, 02/01/16	5,298,640
5,633,000	Exide Technologiesµ* 8.625%, 02/01/18	6,069,557
2,347,000	Express, LLC 8.750%, 03/01/18	2,578,766
1,106,000	GameStop Corp. 8.000%, 10/01/12	1,130,885
	Goodyear Tire & Rubber Company
4,694,000	8.250%, 08/15/20	5,239,677
808,000	7.000%, 03/15/28µ	779,720
5,398,000	Hanesbrands, Inc.µ‡ 3.831%, 12/15/14	5,424,990
3,755,000	Hasbro, Inc.µ 6.600%, 07/15/28	3,979,650
1,061,000	Interpublic Group of Companies, Inc.µ 10.000%, 07/15/17	1,270,548
	J.C. Penney Company, Inc.
2,924,000	6.375%, 10/15/36	2,646,220
2,694,000	7.125%, 11/15/23	2,788,290
5,502,000	Jarden Corp.µ 7.500%, 05/01/17	5,935,282
2,816,000	Liberty Media Corp.µ 8.250%, 02/01/30	2,745,600
	Limited Brands, Inc.
2,816,000	7.600%, 07/15/37	2,794,880
1,453,000	6.625%, 04/01/21	1,511,120
737,000	6.950%, 03/01/33	687,253
2,816,000	Live Nation Entertainment, Inc.* 8.125%, 05/15/18	2,886,400
4,225,000	Macy’s Retail Holdings, Inc.µ 5.900%, 12/01/16	4,589,406
4,009,000	NetFlix, Inc.µ 8.500%, 11/15/17	4,550,215
	Royal Caribbean Cruises, Ltd.
4,694,000	7.500%, 10/15/27	4,705,735
1,878,000	7.250%, 06/15/16µ	2,014,155
939,000	7.000%, 06/15/13µ	1,015,294
	Service Corp. International
6,572,000	7.500%, 04/01/27µ	6,415,915
939,000	7.625%, 10/01/18µ	1,056,375
939,000	7.000%, 05/15/19~	1,002,383
1,408,000	Speedway Motorsports, Inc. 8.750%, 06/01/16	1,548,800
3,228,000	Vail Resorts, Inc.* 6.500%, 05/01/19	3,308,700
4,065,000	Wynn Las Vegas, LLCµ 7.750%, 08/15/20	4,461,338

		108,136,902

	Consumer Staples (2.1%)
3,286,000	Chiquita Brands International, Inc.µ 8.875%, 12/01/15	3,401,010
	Constellation Brands, Inc.
1,878,000	7.250%, 09/01/16µ	2,056,410
704,000	8.375%, 12/15/14	804,320
2,652,000	Darling International, Inc.µ* 8.500%, 12/15/18	2,903,940
116,000	Elizabeth Arden, Inc. 7.375%, 03/15/21	122,670
870,000	Kraton Polymers LLC* 6.750%, 03/01/19	889,575
3,828,000	Perry Ellis International, Inc. 7.875%, 04/01/19	4,009,830
3,223,000	Reynolds American, Inc.µ 7.250%, 06/15/37	3,522,420

		17,710,175

	Energy (15.1%)
	Arch Coal, Inc.
5,361,000	7.250%, 10/01/20	5,809,984
704,000	8.750%, 08/01/16	792,000
3,091,000	Arch Western Finance, LLC 6.750%, 07/01/13	3,125,774
	Basic Energy Services, Inc.
6,357,000	7.750%, 02/15/19*	6,690,742
1,573,000	7.125%, 04/15/16	1,614,291
	Berry Petroleum Company
4,957,000	8.250%, 11/01/16	5,266,813
1,878,000	10.250%, 06/01/14	2,192,565
2,054,000	Boart Longyear Management Pty., Ltd.* 7.000%, 04/01/21	2,136,160
3,755,000	Brigham Exploration Company 8.750%, 10/01/18	4,205,600
7,698,000	Bristow Group, Inc.µ 7.500%, 09/15/17	8,159,880
7,041,000	Calfrac Holdings, LP* 7.500%, 12/01/20	7,393,050
6,501,000	Carrizo Oil & Gas, Inc.* 8.625%, 10/15/18	6,972,322
782,000	Clayton Williams Energy, Inc.* 7.750%, 04/01/19	785,910
3,755,000	Complete Production Services, Inc.µ 8.000%, 12/15/16	3,980,300
5,915,000	Comstock Resources, Inc.µ 8.375%, 10/15/17	6,269,900

8	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments  April 30, 2011 (Unaudited)

PRINCIPAL
AMOUNT		VALUE
4,544,000	Concho Resources, Inc.µ 8.625%, 10/01/17	$5,043,840
4,694,000	EXCO Resources, Inc.µ 7.500%, 09/15/18	4,782,013
	Frontier Oil Corp.
5,708,000	8.500%, 09/15/16µ	6,221,720
765,000	6.875%, 11/15/18	803,250
2,910,000	GulfMark Offshore, Inc.µ 7.750%, 07/15/14	2,982,750
5,257,000	Helix Energy Solutions Group, Inc.µ* 9.500%, 01/15/16	5,598,705
1,906,000	Holly Corp.µ 9.875%, 06/15/17	2,158,545
2,751,000	Hornbeck Offshore Services, Inc.µ 8.000%, 09/01/17	2,854,163
3,755,000	Pride International, Inc.µ 8.500%, 06/15/19	4,724,128
3,755,000	SEACOR Holdings, Inc. 7.375%, 10/01/19	4,064,712
6,102,000	SESI, LLCµ 6.875%, 06/01/14	6,262,177
3,583,000	SM Energy Company* 6.625%, 02/15/19	3,708,405
	Swift Energy Companyµ
5,070,000	8.875%, 01/15/20	5,577,000
2,347,000	7.125%, 06/01/17	2,417,410
4,225,000	Trinidad Drilling, Ltd.µ* 7.875%, 01/15/19	4,499,625
2,236,000	Whiting Petroleum Corp.µ 6.500%, 10/01/18	2,347,800

		129,441,534

	Financials (2.7%)
2,254,000	AON Corp. 8.205%, 01/01/27	2,558,531
1,972,000	Janus Capital Group, Inc.µ 6.700%, 06/15/17	2,161,805
	Leucadia National Corp.µ
7,276,000	8.125%, 09/15/15	8,112,740
1,156,000	7.125%, 03/15/17	1,219,580
4,225,000	Nuveen Investments, Inc. 10.500%, 11/15/15	4,420,406
	OMEGA Healthcare Investors, Inc.
2,957,000	7.500%, 02/15/20µ	3,171,382
1,878,000	6.750%, 10/15/22*	1,917,908

		23,562,352

	Health Care (7.3%)
1,878,000	Bio-Rad Laboratories, Inc. 8.000%, 09/15/16	2,098,665
1,878,000	Community Health Systems, Inc. 8.875%, 07/15/15	1,924,950
5,105,000	DaVita, Inc.µ 6.625%, 11/01/20	5,264,531
7,041,000	Endo Pharmaceuticals Holdings, Inc.µ* 7.000%, 12/15/20	7,252,230
7,041,000	Giant Funding Corp.µ* 8.250%, 02/01/18	7,340,243
2,816,000	HCA, Inc.* 7.750%, 05/15/21	2,956,800
	HealthSouth Corp.µ
2,582,000	7.750%, 09/15/22	2,753,058
2,065,000	7.250%, 10/01/18	2,188,900
	Mylan, Inc.*
4,056,000	7.625%, 07/15/17	4,461,600
3,051,000	7.875%, 07/15/20	3,386,610
4,225,000	Talecris Biotherapeutics Holdings Corp.µ 7.750%, 11/15/16	4,668,625
	Valeant Pharmaceuticals International, Inc.*
5,821,000	7.000%, 10/01/20	5,748,237
3,286,000	7.250%, 07/15/22	3,249,033
986,000	6.750%, 10/01/17	986,000
8,321,000	Warner Chilcott Company, LLC* 7.750%, 09/15/18	8,809,859

		63,089,341

	Industrials (10.9%)
2,816,000	Abengoa Finance SAU* 8.875%, 11/01/17	2,872,320
	BE Aerospace, Inc.
4,225,000	8.500%, 07/01/18µ	4,721,437
316,000	6.875%, 10/01/20	334,170
	Belden, Inc.
3,990,000	7.000%, 03/15/17µ	4,139,625
939,000	9.250%, 06/15/19	1,054,028
2,394,000	Clean Harbors, Inc.* 7.625%, 08/15/16	2,573,550
	Deluxe Corp.µ
5,164,000	7.000%, 03/15/19*	5,228,550
4,361,000	7.375%, 06/01/15	4,540,891
3,887,000	Dycom Investments, Inc.* 7.125%, 01/15/21	4,037,621
2,216,000	Esterline Technologies Corp.µ 7.000%, 08/01/20	2,376,660
2,112,000	FTI Consulting, Inc.* 6.750%, 10/01/20	2,164,800
2,816,000	Gardner Denver, Inc. 8.000%, 05/01/13	2,826,560
	GEO Group, Inc.
2,347,000	6.625%, 02/15/21*	2,352,867
704,000	7.750%, 10/15/17	756,800
3,715,000	GeoEye, Inc.µ 8.625%, 10/01/16	3,956,475
4,225,000	Great Lakes Dredge & Dock Corp.µ* 7.375%, 02/01/19	4,341,187

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	9

Schedule of Investments  April 30, 2011 (Unaudited)

PRINCIPAL
AMOUNT		VALUE
1,502,000	H&E Equipment Services, Inc.µ 8.375%, 07/15/16	$1,567,713
	Huntington Ingalls Industries, Inc.*
235,000	6.875%, 03/15/18	248,513
224,000	7.125%, 03/15/21	236,880
4,050,000	Interline Brands, Inc.µ 7.000%, 11/15/18	4,191,750
1,878,000	Manitowoc Company, Inc. 8.500%, 11/01/20	2,065,800
	Oshkosh Corp.
2,816,000	8.500%, 03/01/20	3,153,920
1,878,000	8.250%, 03/01/17	2,082,232
7,276,000	Spirit AeroSystems Holdings, Inc.µ 7.500%, 10/01/17	7,930,840
2,291,000	SPX Corp.µ 7.625%, 12/15/14	2,545,874
7,041,000	Terex Corp. 8.000%, 11/15/17	7,481,062
	Triumph Group, Inc.
2,347,000	8.625%, 07/15/18µ	2,608,104
1,925,000	8.000%, 11/15/17~	2,064,563
6,102,000	Tutor Perini Corp.µ* 7.625%, 11/01/18	6,254,550
3,262,000	WESCO Distribution, Inc.µ 7.500%, 10/15/17	3,384,325

		94,093,667

	Information Technology (8.7%)
	Advanced Micro Devices, Inc.µ
5,633,000	7.750%, 08/01/20	5,900,568
4,572,000	8.125%, 12/15/17	4,857,750
	Amkor Technology, Inc.
7,041,000	9.250%, 06/01/16µ	7,428,255
2,816,000	7.375%, 05/01/18	2,970,880
1,314,000	Anixter International, Inc.µ 5.950%, 03/01/15	1,330,425
2,910,000	Equinix, Inc.µ 8.125%, 03/01/18	3,164,625
469,000	Fidelity National Information Services, Inc. 7.875%, 07/15/20	520,590
188,000	Hynix Semiconductor, Inc.* 7.875%, 06/27/17	199,994
7,511,000	iGATE Corp.* 9.000%, 05/01/16	7,736,330
	Jabil Circuit, Inc.µ
5,164,000	8.250%, 03/15/18	5,951,510
939,000	7.750%, 07/15/16	1,070,460
3,408,000	Lender Processing Services, Inc.µ 8.125%, 07/01/16	3,527,280
2,347,000	Lexmark International, Inc.µ 6.650%, 06/01/18	2,550,579
6,294,000	MEMC Electronic Materials, Inc.* 7.750%, 04/01/19	6,569,362
5,164,000	Sanmina-SCI Corp.*† 7.000%, 05/15/19	5,144,635
3,286,000	Seagate Technology* 6.875%, 05/01/20	3,351,720
3,051,000	ViaSat, Inc. 8.875%, 09/15/16	3,298,894
8,919,000	Xerox Corp. 8.000%, 02/01/27	9,070,338

		74,644,195

	Materials (6.3%)
2,582,000	Allegheny Ludlum Corp. 6.950%, 12/15/25	2,811,679
817,000	Ashland, Inc. 9.125%, 06/01/17	948,741
1,408,000	Ball Corp. 7.375%, 09/01/19	1,532,960
1,682,000	Boise Cascade Holdings, LLC 7.125%, 10/15/14	1,686,205
4,569,000	Clearwater Paper Corp.* 7.125%, 11/01/18	4,774,605
6,018,000	Greif, Inc.µ 7.750%, 08/01/19	6,634,845
2,601,000	Nalco Holding Company 8.250%, 05/15/17	2,844,844
2,661,000	Neenah Paper, Inc. 7.375%, 11/15/14	2,714,220
7,511,000	Sealed Air Corp.µ* 6.875%, 07/15/33	7,578,336
3,436,000	Silgan Holdings, Inc.µ 7.250%, 08/15/16	3,715,175
	Steel Dynamics, Inc.
7,548,000	7.750%, 04/15/16µ	8,114,100
939,000	7.625%, 03/15/20	1,032,900
2,347,000	Texas Industries, Inc. 9.250%, 08/15/20	2,540,628
	Union Carbide Corp.µ
3,755,000	7.500%, 06/01/25	4,181,666
2,910,000	7.875%, 04/01/23	3,336,635

		54,447,539

	Telecommunication Services (4.4%)
4,422,000	CenturyLink, Inc.µ 6.875%, 01/15/28	4,264,754
	Frontier Communications Corp.
5,727,000	9.000%, 08/15/31µ	5,927,445
2,347,000	8.250%, 04/15/17	2,555,296
7,002,000	MetroPCS Wireless, Inc.µ 7.875%, 09/01/18	7,579,665
5,633,000	Qwest Communications International, Inc.µ 7.750%, 02/15/31	6,041,392
	Windstream Corp.
6,384,000	7.750%, 10/15/20µ	6,798,960
1,878,000	7.750%, 10/15/20µ*	2,000,070

10	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments  April 30, 2011 (Unaudited)

PRINCIPAL
AMOUNT			VALUE
2,816,000		7.500%, 04/01/23*	$2,872,320

			38,039,902

		Utilities (0.8%)
		Calpine Corp.*
3,521,000		7.875%, 07/31/20	3,811,482
3,051,000		7.500%, 02/15/21	3,241,688

			7,053,170

		TOTAL CORPORATE BONDS (Cost $579,506,097)	610,218,777

CONVERTIBLE BONDS (24.0%)

		Consumer Discretionary (3.4%)
		Interpublic Group of Companies, Inc.µ
4,490,000		4.750%, 03/15/23	5,539,537
2,500,000		4.250%, 03/15/23	2,825,000
10,000,000		Liberty Media Corp. (Time Warner, Inc.)µ§ 3.125%, 03/30/23	12,300,000
10,620,000		Liberty Media Corp. (Viacom, CBS Corp. - Class B)µ§ 3.250%, 03/15/31	8,973,900

			29,638,437

		Energy (2.0%)
		Chesapeake Energy Corp.
8,500,000		2.250%, 12/15/38	7,990,000
5,000,000		2.750%, 11/15/35µ	5,850,000
2,000,000		SM Energy Companyµ 3.500%, 04/01/27	2,900,000

			16,740,000

		Financials (0.8%)
3,000,000		Affiliated Managers Group, Inc.µ 3.950%, 08/15/38	3,491,250
2,850,000		Health Care REIT, Inc.µ 3.000%, 12/01/29	3,238,313

			6,729,563

		Health Care (3.4%)
16,000,000		Life Technologies Corp.µ 3.250%, 06/15/25	18,240,000
7,250,000		LifePoint Hospitals, Inc.µ 3.500%, 05/15/14	7,848,125
3,000,000		Salix Pharmaceuticals, Ltd.µ 2.750%, 05/15/15	3,442,500

			29,530,625

		Industrials (1.6%)
2,150,000		Alliant Techsystems, Inc. 3.000%, 08/15/24	2,405,312
10,500,000		Trinity Industries, Inc.µ 3.875%, 06/01/36	11,536,875

			13,942,187

		Information Technology (9.0%)
1,450,000	GBP	Autonomy Corp., PLC 3.250%, 03/04/15	2,740,513
3,000,000		Blackboard, Inc.µ 3.250%, 07/01/27	3,030,000
5,500,000		Euronet Worldwide, Inc.µ 3.500%, 10/15/25	5,520,625
500,000		Hynix Semiconductor, Inc. 2.650%, 05/14/15	612,590
		Intel Corp.µ
23,250,000		2.950%, 12/15/35	24,906,562
3,500,000		3.250%, 08/01/39	4,471,250
18,800,000		Linear Technology Corp.µ 3.000%, 05/01/27	20,421,500
4,000,000		ON Semiconductor Corp.µ 2.625%, 12/15/26	4,930,000
1,974,000		Rovi Corp. 2.625%, 02/15/40	2,435,423
6,250,000		Xilinx, Inc.* 2.625%, 06/15/17	8,132,813

			77,201,276

		Materials (3.8%)
4,300,000		Anglo American, PLC 4.000%, 05/07/14	8,480,261
6,100,000		AngloGold Ashanti, Ltd. 3.500%, 05/22/14	7,693,619
8,010,000		Newmont Mining Corp. 3.000%, 02/15/12	10,503,113
2,000,000		Sino-Forest Corp.* 5.000%, 08/01/13	2,722,500
2,620,000		Steel Dynamics, Inc.µ 5.125%, 06/15/14	3,294,650

			32,694,143

		TOTAL CONVERTIBLE BONDS (Cost $186,688,097)	206,476,231

U.S. GOVERNMENT AND AGENCY SECURITIES (0.6%)
		United States Treasury Note~
3,286,000		1.000%, 03/31/12	3,309,123
1,690,000		0.875%, 01/31/12	1,698,913

		TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $5,006,633)	5,008,036

SOVEREIGN BONDS (1.4%)
		Federal Republic of Brazil
1,343,000	BRL	10.000%, 01/01/12	8,677,528
563,000	BRL	10.000%, 01/01/13	3,553,281

		TOTAL SOVEREIGN BONDS (Cost $11,124,441)	12,230,809

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	11

Schedule of Investments  April 30, 2011 (Unaudited)

PRINCIPAL
AMOUNT		VALUE
SYNTHETIC CONVERTIBLE SECURITIES (5.6%)
Corporate Bonds (4.6%)

	Consumer Discretionary (0.8%)
125,000	American Axle & Manufacturing, Inc. 7.875%, 03/01/17	$129,063
214,000	Asbury Automotive Group, Inc.µ 7.625%, 03/15/17	219,885
374,000	Cooper Tire & Rubber Companyµ 8.000%, 12/15/19	401,582
113,000	Dana Holding Corp. 6.750%, 02/15/21	114,554
	DISH Network Corp.µ
385,000	7.875%, 09/01/19	418,687
323,000	7.125%, 02/01/16	345,610
367,000	Exide Technologiesµ* 8.625%, 02/01/18	395,442
153,000	Express, LLC 8.750%, 03/01/18	168,109
72,000	GameStop Corp. 8.000%, 10/01/12	73,620
	Goodyear Tire & Rubber Company
306,000	8.250%, 08/15/20	341,572
53,000	7.000%, 03/15/28µ	51,145
352,000	Hanesbrands, Inc.µ‡ 3.831%, 12/15/14	353,760
245,000	Hasbro, Inc.µ 6.600%, 07/15/28	259,658
69,000	Interpublic Group of Companies, Inc.µ 10.000%, 07/15/17	82,628
	J.C. Penney Company, Inc.
190,000	6.375%, 10/15/36	171,950
175,000	7.125%, 11/15/23	181,125
358,000	Jarden Corp.µ 7.500%, 05/01/17	386,192
184,000	Liberty Media Corp.µ 8.250%, 02/01/30	179,400
	Limited Brands, Inc.
184,000	7.600%, 07/15/37	182,620
95,000	6.625%, 04/01/21	98,800
48,000	6.950%, 03/01/33	44,760
184,000	Live Nation Entertainment, Inc.* 8.125%, 05/15/18	188,600
275,000	Macy’s Retail Holdings, Inc.µ 5.900%, 12/01/16	298,719
261,000	NetFlix, Inc.µ 8.500%, 11/15/17	296,235
	Royal Caribbean Cruises, Ltd.
306,000	7.500%, 10/15/27	306,765
122,000	7.250%, 06/15/16µ	130,845
61,000	7.000%, 06/15/13µ	65,956
	Service Corp. International
428,000	7.500%, 04/01/27µ	417,835
61,000	7.625%, 10/01/18µ	68,625
61,000	7.000%, 05/15/19~	65,118
92,000	Speedway Motorsports, Inc. 8.750%, 06/01/16	101,200
210,000	Vail Resorts, Inc.* 6.500%, 05/01/19	215,250
265,000	Wynn Las Vegas, LLCµ 7.750%, 08/15/20	290,838

		7,046,148

	Consumer Staples (0.1%)
214,000	Chiquita Brands International, Inc.µ 8.875%, 12/01/15	221,490
	Constellation Brands, Inc.
122,000	7.250%, 09/01/16µ	133,590
46,000	8.375%, 12/15/14	52,555
173,000	Darling International, Inc.µ* 8.500%, 12/15/18	189,435
8,000	Elizabeth Arden, Inc. 7.375%, 03/15/21	8,460
57,000	Kraton Polymers LLC* 6.750%, 03/01/19	58,283
249,000	Perry Ellis International, Inc. 7.875%, 04/01/19	260,827
210,000	Reynolds American, Inc.µ 7.250%, 06/15/37	229,509

		1,154,149

	Energy (1.0%)
	Arch Coal, Inc.
349,000	7.250%, 10/01/20	378,229
46,000	8.750%, 08/01/16	51,750
201,000	Arch Western Finance, LLC 6.750%, 07/01/13	203,261
	Basic Energy Services, Inc.
414,000	7.750%, 02/15/19*	435,735
102,000	7.125%, 04/15/16	104,678
	Berry Petroleum Company
323,000	8.250%, 11/01/16	343,187
122,000	10.250%, 06/01/14	142,435
134,000	Boart Longyear Management Pty., Ltd.* 7.000%, 04/01/21	139,360
245,000	Brigham Exploration Company 8.750%, 10/01/18	274,400
502,000	Bristow Group, Inc.µ 7.500%, 09/15/17	532,120
459,000	Calfrac Holdings, LP* 7.500%, 12/01/20	481,950
424,000	Carrizo Oil & Gas, Inc.* 8.625%, 10/15/18	454,740
51,000	Clayton Williams Energy, Inc.* 7.750%, 04/01/19	51,255
245,000	Complete Production Services, Inc.µ 8.000%, 12/15/16	259,700

12	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments  April 30, 2011 (Unaudited)

PRINCIPAL
AMOUNT		VALUE
385,000	Comstock Resources, Inc.µ 8.375%, 10/15/17	$408,100
296,000	Concho Resources, Inc.µ 8.625%, 10/01/17	328,560
306,000	EXCO Resources, Inc.µ 7.500%, 09/15/18	311,737
	Frontier Oil Corp.
372,000	8.500%, 09/15/16µ	405,480
50,000	6.875%, 11/15/18	52,500
190,000	GulfMark Offshore, Inc.µ 7.750%, 07/15/14	194,750
343,000	Helix Energy Solutions Group, Inc.µ* 9.500%, 01/15/16	365,295
124,000	Holly Corp.µ 9.875%, 06/15/17	140,430
179,000	Hornbeck Offshore Services, Inc.µ 8.000%, 09/01/17	185,713
245,000	Pride International, Inc.µ 8.500%, 06/15/19	308,232
245,000	SEACOR Holdings, Inc. 7.375%, 10/01/19	265,208
398,000	SESI, LLCµ 6.875%, 06/01/14	408,447
233,000	SM Energy Company* 6.625%, 02/15/19	241,155
	Swift Energy Companyµ
330,000	8.875%, 01/15/20	363,000
153,000	7.125%, 06/01/17	157,590
275,000	Trinidad Drilling, Ltd.µ* 7.875%, 01/15/19	292,875
146,000	Whiting Petroleum Corp.µ 6.500%, 10/01/18	153,300

		8,435,172

	Financials (0.2%)
147,000	AON Corp. 8.205%, 01/01/27	166,861
128,000	Janus Capital Group, Inc.µ 6.700%, 06/15/17	140,320
	Leucadia National Corp.µ
474,000	8.125%, 09/15/15	528,510
75,000	7.125%, 03/15/17	79,125
275,000	Nuveen Investments, Inc. 10.500%, 11/15/15	287,719
	OMEGA Healthcare Investors, Inc.
193,000	7.500%, 02/15/20µ	206,992
122,000	6.750%, 10/15/22*	124,593

		1,534,120

	Health Care (0.5%)
122,000	Bio-Rad Laboratories, Inc. 8.000%, 09/15/16	136,335
122,000	Community Health Systems, Inc. 8.875%, 07/15/15	125,050
333,000	DaVita, Inc.µ 6.625%, 11/01/20	343,406
459,000	Endo Pharmaceuticals Holdings, Inc.µ* 7.000%, 12/15/20	472,770
459,000	Giant Funding Corp.µ* 8.250%, 02/01/18	478,507
184,000	HCA, Inc.* 7.750%, 05/15/21	193,200
	HealthSouth Corp.µ
168,000	7.750%, 09/15/22	179,130
135,000	7.250%, 10/01/18	143,100
	Mylan, Inc.*
264,000	7.625%, 07/15/17	290,400
199,000	7.875%, 07/15/20	220,890
275,000	Talecris Biotherapeutics Holdings Corp.µ 7.750%, 11/15/16	303,875
	Valeant Pharmaceuticals International, Inc.*
379,000	7.000%, 10/01/20	374,263
214,000	7.250%, 07/15/22	211,593
64,000	6.750%, 10/01/17	64,000
542,000	Warner Chilcott Company, LLC* 7.750%, 09/15/18	573,842

		4,110,361

	Industrials (0.7%)
184,000	Abengoa Finance SAU* 8.875%, 11/01/17	187,680
	BE Aerospace, Inc.
275,000	8.500%, 07/01/18µ	307,312
21,000	6.875%, 10/01/20	22,208
	Belden, Inc.
260,000	7.000%, 03/15/17µ	269,750
61,000	9.250%, 06/15/19	68,473
156,000	Clean Harbors, Inc.* 7.625%, 08/15/16	167,700
	Deluxe Corp.µ
336,000	7.000%, 03/15/19*	340,200
284,000	7.375%, 06/01/15	295,715
253,000	Dycom Investments, Inc.* 7.125%, 01/15/21	262,804
144,000	Esterline Technologies Corp.µ 7.000%, 08/01/20	154,440
138,000	FTI Consulting, Inc.* 6.750%, 10/01/20	141,450
184,000	Gardner Denver, Inc. 8.000%, 05/01/13	184,690
	GEO Group, Inc.
153,000	6.625%, 02/15/21*	153,382
46,000	7.750%, 10/15/17	49,450
242,000	GeoEye, Inc.µ 8.625%, 10/01/16	257,730

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	13

Schedule of Investments  April 30, 2011 (Unaudited)

PRINCIPAL
AMOUNT		VALUE
275,000	Great Lakes Dredge & Dock Corp.µ* 7.375%, 02/01/19	$282,562
98,000	H&E Equipment Services, Inc.µ 8.375%, 07/15/16	102,288
	Huntington Ingalls Industries, Inc.*
15,000	7.125%, 03/15/21	15,863
15,000	6.875%, 03/15/18	15,863
264,000	Interline Brands, Inc.µ 7.000%, 11/15/18	273,240
122,000	Manitowoc Company, Inc. 8.500%, 11/01/20	134,200
	Oshkosh Corp.
184,000	8.500%, 03/01/20	206,080
122,000	8.250%, 03/01/17	135,267
474,000	Spirit AeroSystems Holdings, Inc.µ 7.500%, 10/01/17	516,660
149,000	SPX Corp.µ 7.625%, 12/15/14	165,576
459,000	Terex Corp. 8.000%, 11/15/17	487,687
	Triumph Group, Inc.
153,000	8.625%, 07/15/18µ	170,021
125,000	8.000%, 11/15/17~	134,063
398,000	Tutor Perini Corp.µ* 7.625%, 11/01/18	407,950
213,000	WESCO Distribution, Inc.µ 7.500%, 10/15/17	220,987

		6,131,291

	Information Technology (0.5%)
	Advanced Micro Devices, Inc.µ
367,000	7.750%, 08/01/20	384,433
298,000	8.125%, 12/15/17	316,625
	Amkor Technology, Inc.
459,000	9.250%, 06/01/16µ	484,245
184,000	7.375%, 05/01/18	194,120
86,000	Anixter International, Inc.µ 5.950%, 03/01/15	87,075
190,000	Equinix, Inc.µ 8.125%, 03/01/18	206,625
31,000	Fidelity National Information Services, Inc. 7.875%, 07/15/20	34,410
12,000	Hynix Semiconductor, Inc.* 7.875%, 06/27/17	12,766
489,000	iGATE Corp.* 9.000%, 05/01/16	503,670
	Jabil Circuit, Inc.µ
336,000	8.250%, 03/15/18	387,240
61,000	7.750%, 07/15/16	69,540
222,000	Lender Processing Services, Inc.µ 8.125%, 07/01/16	229,770
153,000	Lexmark International, Inc.µ 6.650%, 06/01/18	166,271
410,000	MEMC Electronic Materials, Inc.* 7.750%, 04/01/19	427,937
336,000	Sanmina-SCI Corp.*† 7.000%, 05/15/19	334,740
214,000	Seagate Technology* 6.875%, 05/01/20	218,280
199,000	ViaSat, Inc. 8.875%, 09/15/16	215,169
581,000	Xerox Corp. 8.000%, 02/01/27	590,858

		4,863,774

	Materials (0.4%)
168,000	Allegheny Ludlum Corp. 6.950%, 12/15/25	182,944
53,000	Ashland, Inc. 9.125%, 06/01/17	61,546
92,000	Ball Corp. 7.375%, 09/01/19	100,165
110,000	Boise Cascade Holdings, LLC 7.125%, 10/15/14	110,275
298,000	Clearwater Paper Corp.* 7.125%, 11/01/18	311,410
392,000	Greif, Inc.µ 7.750%, 08/01/19	432,180
169,000	Nalco Holding Company 8.250%, 05/15/17	184,844
173,000	Neenah Paper, Inc. 7.375%, 11/15/14	176,460
489,000	Sealed Air Corp.µ* 6.875%, 07/15/33	493,384
224,000	Silgan Holdings, Inc.µ 7.250%, 08/15/16	242,200
	Steel Dynamics, Inc.
492,000	7.750%, 04/15/16µ	528,900
61,000	7.625%, 03/15/20	67,100
153,000	Texas Industries, Inc. 9.250%, 08/15/20	165,623
	Union Carbide Corp.µ
245,000	7.500%, 06/01/25	272,838
190,000	7.875%, 04/01/23	217,856

		3,547,725

	Telecommunication Services (0.3%)
288,000	CenturyLink, Inc.µ 6.875%, 01/15/28	277,759
	Frontier Communications Corp.
373,000	9.000%, 08/15/31µ	386,055
153,000	8.250%, 04/15/17	166,579
456,000	MetroPCS Wireless, Inc.µ 7.875%, 09/01/18	493,620
367,000	Qwest Communications International, Inc.µ 7.750%, 02/15/31	393,607
	Windstream Corp.*

14	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments  April 30, 2011 (Unaudited)

PRINCIPAL
AMOUNT			VALUE
538,000		7.750%, 10/15/20µ	$572,970
184,000		7.500%, 04/01/23	187,680

			2,478,270

		Utilities (0.1%)
		Calpine Corp.*
229,000		7.875%, 07/31/20	247,892
199,000		7.500%, 02/15/21	211,438

			459,330

		TOTAL CORPORATE BONDS	39,760,340

U.S. Government and Agency Securities (0.0%)
		United States Treasury Note~
214,000		1.000%, 03/31/12	215,506
110,000		0.875%, 01/31/12	110,580

		TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES	326,086

Sovereign Bonds (0.1%)
		Federal Republic of Brazil
87,000	BRL	10.000%, 01/01/12	562,133
37,000	BRL	10.000%, 01/01/13	233,519

		TOTAL SOVEREIGN BONDS	795,652

NUMBER OF
CONTRACTS			VALUE
Purchased Options (0.9%)#

		Consumer Discretionary (0.2%)
260		Amazon.com, Inc. Call, 01/19/13, Strike $180.00	1,091,350

		Information Technology (0.7%)
150		Apple, Inc. Call, 01/19/13, Strike $290.00	1,414,875
2,650		EMC Corp. Call, 01/19/13, Strike $25.00	1,503,875
2,400		Oracle Corp. Call, 01/19/13, Strike $30.00	2,076,000
1,250		QUALCOMM, Inc. Call, 01/19/13, Strike $55.00	1,128,125

			6,122,875

		TOTAL PURCHASED OPTIONS	7,214,225

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $44,478,935)	48,096,303

NUMBER OF
SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (14.7%)

		Consumer Discretionary (0.5%)
38,966		Stanley Black & Decker, Inc. 4.750%	4,596,040

		Consumer Staples (3.4%)
460,000		Archer-Daniels-Midland Companyµ 6.250%	21,537,200
76,000		Bunge, Ltd. 4.875%	8,113,000

			29,650,200

		Energy (1.5%)
180,000		Apache Corp. 6.000%	12,668,400

		Financials (5.5%)
350,000		Affiliated Managers Group, Inc. 5.150%	15,640,625
15,500		Bank of America Corp.µ 7.250%	16,182,000
64,000		MetLife, Inc. 5.000%	5,602,560
9,100		Wells Fargo & Companyµ 7.500%	9,823,268

			47,248,453

		Materials (2.6%)
237,800		Vale, SA 6.750%	22,596,118

		Utilities (1.2%)
190,000		NextEra Energy, Inc. 7.000%	9,861,000

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $112,112,676)	126,620,211

NUMBER OF
UNITS			VALUE
STRUCTURED EQUITY-LINKED SECURITIES (2.5%)+*

		Energy (1.3%)
225,000		Barclays Capital, Inc. (Nabors Industries, Ltd.) 12.000%, 06/04/11	5,670,000
173,000		Deutsche Bank, AG (Chesapeake Energy Corp.)† 8.000%, 01/24/12	5,709,000

			11,379,000

		Materials (1.2%)
97,000		Credit Suisse Group (Barrick Gold Corp.) 11.000%, 05/24/11	4,939,240

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	15

Schedule of Investments  April 30, 2011 (Unaudited)

NUMBER OF
UNITS		VALUE
107,500	Goldman Sachs Group, Inc. (Goldcorp, Inc.) 12.000%, 07/20/11	$5,057,875

		9,997,115

	TOTAL STRUCTURED EQUITY-LINKED SECURITIES (Cost $20,086,697)	21,376,115

NUMBER OF
SHARES		VALUE
COMMON STOCKS (2.4%)

	Financials (0.1%)
13,850	American International Group, Inc.#	431,427

	Health Care (1.5%)
354,765	Merck & Company, Inc.µ	12,753,802

	Industrials (0.8%)
175,608	Avery Dennison Corp.µ	7,329,878

	TOTAL COMMON STOCKS (Cost $22,278,595)	20,515,107

SHORT TERM INVESTMENT (6.8%)
58,417,794	Fidelity Prime Money Market Fund - Institutional Class (Cost $58,417,794)	58,417,794

TOTAL INVESTMENTS (128.9%) (Cost $1,039,699,965)		1,108,959,383

LIABILITIES, LESS OTHER ASSETS (-28.9%)		(248,315,513)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS (100.0%)		$860,643,870

NOTES TO SCHEDULE OF INVESTMENTS

µ	Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $595,042,418. $189,665,592 of the collateral has been re-registered by the counterparty.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At April 30, 2011, the value of 144A securities that could not be exchanged to the registered form is $94,415,594 or 11.0% of net assets applicable to common shareholders.

‡	Variable rate or step bond security. The rate shown is the rate in effect at April 30, 2011.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options and swaps. The aggregate value of such securities aggregate a total value of $7,532,789.

†	Security or a portion of the security purchased on a delayed delivery or when-issued basis.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

#	Non-income producing security.

+	Structured equity-linked securities are designed to simulate the characteristics of the equity security in the parenthetical.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
GBP	British Pound Sterling

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

INTEREST RATE SWAPS

						UNREALIZED
	FIXED RATE		FLOATING RATE	TERMINATION	NOTIONAL	APPRECIATION/
COUNTERPARTY	(FUND PAYS)		(FUND RECEIVES)	DATE	AMOUNT	(DEPRECIATION)
BNP Paribas, SA	2.4300%	quarterly	3 month Libor	04/14/14	$80,000,000	$(2,972,894)
BNP Paribas, SA	1.8650%	quarterly	3 month Libor	04/14/12	55,000,000	(847,288)
BNP Paribas, SA	1.8525%	quarterly	3 month Libor	09/14/12	38,700,000	(819,125)

						$(4,639,307)

16	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Assets and Liabilities  April 30, 2011 (Unaudited)

ASSETS
Investments in securities, at value (cost $1,039,699,965)	$1,108,959,383
Receivables:
Accrued interest and dividends	14,386,445
Investments sold	174,595
Fund shares sold	1,105,070
Prepaid expenses	432,182
Other assets	355,754

Total assets	1,125,413,429

LIABILITIES
Unrealized depreciation on interest rate swaps	4,639,307
Payables:
Note payable	234,000,000
Investments purchased	25,020,887
Affiliates:
Investment advisory fees	707,291
Deferred compensation to trustees	161,126
Financial accounting fees	10,077
Trustees’ fees and officer compensation	15,977
Other accounts payable and accrued liabilities	214,894

Total liabilities	264,769,559

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$860,643,870

COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Common stock, no par value, unlimited shares authorized 65,081,098 shares issued and outstanding	$882,716,880
Undistributed net investment income (loss)	(29,426,313)
Accumulated net realized gain (loss) on investments, foreign currency transactions and interest rate swaps	(57,267,149)
Unrealized appreciation (depreciation) of investments, foreign currency translations and interest rate swaps	64,620,452

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$860,643,870

Net asset value per common shares based upon 65,081,098 shares issued and outstanding	$13.22

See accompanying Notes to Financial Statements	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	17

Statement of Operations  Six Months Ended April 30, 2011 (Unaudited)

INVESTMENT INCOME
Interest	$25,633,228
Dividends	5,784,485
Securities lending income	45,438

Total investment income	31,463,151

EXPENSES
Investment advisory fees	4,076,058
Interest expense and related fees	1,599,547
Deferred debt structuring fee	371,917
Financial accounting fees	58,021
Audit fees	56,289
Printing and mailing fees	43,989
Accounting fees	36,016
Registration fees	35,605
Trustees’ fees and officer compensation	34,927
Custodian fees	30,540
Transfer agent fees	15,113
Legal fees	(9,271)
Other	33,500

Total expenses	6,382,251

NET INVESTMENT INCOME (LOSS)	25,080,900

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	(10,051,422)
Purchased options	(618,016)
Foreign currency transactions	26,496
Interest rate swaps	(1,602,034)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	44,281,878
Purchased options	1,445,633
Foreign currency translations	(12,916)
Interest rate swaps	2,134,018

NET GAIN (LOSS)	35,603,637

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$60,684,537

18	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	(UNAUDITED)
	SIX MONTHS	YEAR ENDED
	ENDED	OCTOBER 31,
	APRIL 30, 2011	2010
OPERATIONS
Net investment income (loss)	$25,080,900	$52,876,350
Net realized gain (loss)	(12,244,976)	484,320
Change in unrealized appreciation/(depreciation)	47,848,613	71,251,957

Net increase (decrease) in net assets applicable to common shareholders resulting from operations	60,684,537	124,612,627

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
Net investment income	(36,079,315)	(57,534,444)
Return of capital	—	(8,429,372)

Net decrease in net assets from distributions to common shareholders	(36,079,315)	(65,963,816)

CAPITAL STOCK TRANSACTIONS
Proceeds from common shares sold	29,820,432	81,812,245
Offering costs on common shares	(92,902)	(115,957)
Reinvestment of distributions resulting in the issuance of common stock	4,956,754	9,302,173

Net increase (decrease) in net assets from capital stock transactions	34,684,284	90,998,461

TOTAL INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	59,289,506	149,647,272

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Beginning of period	$801,354,364	$651,707,092

End of period	860,643,870	801,354,364

Undistributed net investment income (loss)	$(29,426,313)	$(18,427,898)

See accompanying Notes to Financial Statements	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	19

Statement of Cash Flows  Six Months Ended April 30, 2011 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$60,684,537
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash used for operating activities:
Purchase of investment securities	(299,187,678)
Net proceeds from disposition of short term investments	(36,361,759)
Proceeds from disposition of investment securities	276,639,674
Amortization and accretion of fixed-income securities	(833,750)
Net realized gains/losses from investments, excluding purchased options	10,051,422
Net realized gains/losses from purchased options	618,016
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(44,281,878)
Change in unrealized appreciation or depreciation on purchased options	(1,445,633)
Change in unrealized appreciation or depreciation on interest rate swaps	(2,134,018)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	(608,876)
Prepaid expenses	(211,316)
Other assets	(218,443)
Increase/(decrease) in liabilities:
Payables to affiliates	81,403
Other accounts payable and accrued liabilities	(161,098)

Net cash provided by/(used in) operating activities	$(37,369,397)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from common shares sold	29,995,937
Offering costs related to common shares sold	(92,902)
Distributions to common shareholders	(31,122,561)
Net increase/(decrease) in due to custodian bank	(2,411,077)
Proceeds from note payable	41,000,000

Net cash provided by/(used in) financing activities	$37,369,397

Cash at beginning of period	$—

Cash at end of period	$—

Supplemental disclosure
Cash paid for interest and related fees	$1,615,154

Non-cash financing activities not included herein consists of reinvestment of dividends and distributions of common stock:	$4,956,754

20	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Notes to Financial Statements

Note 1 – Organization and Significant Accounting Policies
Organization. Calamos Convertible Opportunities and Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 17, 2002 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on June 26, 2002. The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertibles and non-convertible income securities. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Fund Valuation. The valuation of the Fund’s securities is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time a Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV.

When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	21

Notes to Financial Statements

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each fund to which the expenses relate in relation to the net assets of each fund or on another reasonable basis.

Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Other Assets. Other assets include amounts of deferred compensation to trustees and certain recoverable legal expenses under an insurance policy.

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of its taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting on fixed income securities. The financial statements are not adjusted for temporary differences.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2007 – 2009 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under

22	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

Notes to Financial Statements

these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties
Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 0.80% based on the average weekly managed assets.

Pursuant to a financial accounting services agreement, during the period the Fund paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust, and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expense on the Statement of Operations.

A trustee and certain officers of the Fund are also officers and directors of Calamos Advisors. Such trustee and officers serve without direct compensation from the Fund.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $161,126 is included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2011. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at April 30, 2011.

Note 3 – Investments
The cost of purchases and proceeds from sale of long-term investments, for the period ended April 30, 2011 were as follows:

Cost of purchases	$257,417,252
Proceeds from sales	188,089,377

The following information is presented on a federal income tax basis as of April 30, 2011. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at April 30, 2011 was as follows:

Cost basis of investments	$1,064,962,601

Gross unrealized appreciation	67,016,787
Gross unrealized depreciation	(23,020,005)

Net unrealized appreciation (depreciation)	$43,996,782

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	23

Notes to Financial Statements

Note 4 – Income Taxes
The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

The tax character of distributions for the period ended April 30, 2011 will be determined at the end of each Fund’s current fiscal year. Distributions during the fiscal period ended October 31, 2010 were characterized for federal income tax purposes as follows:

YEAR ENDED
OCTOBER 31, 2010
Distributions paid from:
Ordinary income	$57,534,444
Long-term capital gains	—
Return of Capital	8,429,372

As of October 31, 2010, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	—

Total undistributed earnings	—
Accumulated capital and other losses	(47,064,354)
Net unrealized gains/(losses)	511,393

Total accumulated earnings/(losses)	(46,552,961)
Other	(125,271)
Paid-in capital	848,032,596

Net assets applicable to common shareholders	$801,354,364

As of October 31, 2010, the Fund had capital loss carryforwards which, if not used, will expire as follows:

2017	$(45,276,397)
2018	(1,787,957)

Note 5 – Common Shares
There are unlimited common shares of beneficial interest authorized and 65,081,098 shares outstanding at April 30, 2011. Calamos Advisors owned 16,280 of the outstanding shares at April 30, 2011. Transactions in common shares were as follows:

	PERIOD ENDED	YEAR ENDED
	APRIL 30, 2011	OCTOBER 31, 2010
Beginning shares	62,431,622	55,104,427
Shares sold	2,265,859	6,567,190
Shares issued through reinvestment of distributions	383,617	760,005

Ending shares	65,081,098	62,431,622

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market.

24	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

Notes to Financial Statements

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold. Transactions for the first six months of the fiscal year had net proceeds received in excess of net value of $354,312.

Note 6 – Derivative Instruments
Foreign Currency Risk. The Fund engaged in portfolio hedging with respect to changes in currency exchange rates by entering into foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates and an unrealized gain or loss is recorded. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward currency contracts at April 30, 2011.

Equity Risk. The Fund engages in option transactions and in doing so achieves the similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Interest Rate Risk. The Fund engages in interest rate swaps primarily to hedge the interest rate risk on the fund’s borrowings (see Note 7—Borrowings). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) from interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	25

Notes to Financial Statements

the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of April 30, 2011, the Fund had outstanding interest rate swap agreements as listed on the Schedule of Investments.

Below are the types of derivatives in the Fund by gross value as of April 30, 2011:

	ASSETS		LIABILITIES
	STATEMENT OF ASSETS &		STATEMENT OF ASSETS &
	LIABILITIES LOCATION	VALUE	LIABILITIES LOCATION	VALUE
Derivative Type:
Equity-Purchased options	Investments in securities	$7,214,225
Interest Rate Swaps	Unrealized appreciation		Unrealized depreciation on
	on swaps	—	swaps	$4,639,307

Volume of Derivative Activity for the Six Months Ended April 30, 2011*

Equity:

Purchased options	6,560

*	Activity during the period is measured by opened number of contracts for options and opened notional amount for swap contracts.

Note 7 – Borrowings
The Fund, with the approval of its board of trustees, including its independent trustees, has entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) with BNP Paribas Prime Brokerage, Inc. (as successor to Bank of America N.A.) (“BNP”) that allows the Fund to borrow up to an initial limit of $300,000,000 and a Lending Agreement, as defined below. Borrowings under the Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest is charged at the quarterly LIBOR (London Inter-bank Offered Rate) plus .65% on the amount borrowed and .55% on the undrawn balance. For the period ended April 30, 2011, the average borrowings and the average interest rate were $208,176,796 and 1.18%, respectively. As of April 30, 2011, the amount of such outstanding borrowings is $234,000,000. The interest rate applicable to the borrowings on April 30, 2011 was 0.92%.

The Lending Agreement is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the Agreement. The Lending Agreement is intended to permit the Fund to significantly reduce the cost of its borrowings under the Agreement. BNP may re-register the Lent Securities in its own name or in another name other than the Fund, and may pledge, re-pledge, sell, lend or otherwise transfer or use the Lent Securities with all attendant rights of ownership. (It is the Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs

26	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

Notes to Financial Statements

that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings.

Note 8 – Synthetic Convertible Securities
The Fund may establish a “synthetic” convertible instrument by combining separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (“fixed-income component”), which may be a convertible or non-convertible security and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in fixed income securities such as bonds, preferred stocks, and money market instruments. The convertible component is achieved by investing in warrants or purchased options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic instrument, the Fund may pool a basket of fixed-income securities and a basket of warrants or purchased options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security.

Note 9 – When-Issued and Delayed Delivery Securities
The Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if Calamos Advisors deems it advisable for investment reasons. The Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

At the time when the Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets (cash, U.S. Government securities or other “high-grade” debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of this investment strategy may increase net asset value fluctuation.

Note 10 – Structured Equity-Linked Securities
The Fund may also invest in structured equity-linked securities created by third parties, typically investment banks. Structured equity-linked securities created by such parties may be designed to simulate the characteristics of traditional convertible securities or may be designed to alter or emphasize a particular feature. Traditional convertible securities typically offer stable cash flows with the ability to participate in capital appreciation of the underlying common stock. Because traditional convertible securities are exercisable at the option of the holder, the holder is protected against downside risk. Structured equity-linked securities may alter these characteristics by offering enhanced yields in exchange for reduced capital appreciation or less downside protection, or any combination of these features. Structured equity-linked instruments may include structured notes, equity-linked notes, mandatory convertibles and combinations of securities and instruments, such as a debt instrument combined with a forward contract. Income received from these securities is recorded as dividends on the Statement of Operations.

Note 11 – Valuations
Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	27

Notes to Financial Statements

•	Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•	Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities (including U.S. government and government agency obligations) are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	CONVERTIBLE OPPORTUNITIES AND INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$610,218,777	$—	$610,218,777
Convertible Bonds		206,476,231		$206,476,231
U.S. Government and Agency Securities		5,008,036		$5,008,036
Sovereign Bonds		12,230,809		$12,230,809
Synthetic Convertible Securities (Corporate Bonds)		39,760,340		$39,760,340
Synthetic Convertible Securities (U.S. Government and Agency Securities)		326,086		$326,086
Synthetic Convertible Securities (Sovereign Bonds)		795,652		$795,652
Synthetic Convertible Securities (Purchased Options)	7,214,225			$7,214,225
Convertible Preferred Stocks	102,866,586	23,753,625		$126,620,211
Structured Equity-Linked Securities		21,376,115		$21,376,115
Common Stocks	20,515,107			$20,515,107
Short Term Investment	58,417,794			$58,417,794

	$189,013,712	$919,945,671	$—	$1,108,959,383

Liabilities:
Interest Rate Swaps		4,639,307		$4,639,307

Total	$—	$4,639,307	$—	$4,639,307

Note 12 – Legal Proceedings
The Fund, the Fund’s Board of Trustees, Calamos Advisors LLC (the “Adviser”), and the corporate parent of the Adviser have been named as defendants in putative class action complaints filed by plaintiffs in the Circuit Court of Cook County, Illinois and removed by the defendants to the United States District Court for the Northern District of Illinois or pending on appeal to the United States Court of Appeals for the Seventh Circuit related to the Fund’s redemption of its previously outstanding Auction Rate Cumulative Preferred Shares (the “ARPS”) at their liquidation preference. The complaints, captioned Brown v. Calamos, et al. and Bourrienne v. Calamos, et al., generally allege that the Fund’s Board of Trustees breached certain fiduciary duties owed to the common shareholders of the Fund by approving the redemption of the Fund’s ARPS at their liquidation preference, and by recapitalizing the Fund with debt-based borrowings that were allegedly less advantageous to the Fund’s common shareholders. The complaints also allege that Calamos and the corporate parent of Calamos aided and abetted the Trustees’ alleged breaches of fiduciary duty and were unjustly enriched as a result, while the Brown complaint also alleges that the Fund itself aided and abetted these actions and was similarly unjustly enriched as a result. Both complaints allege identical causes of action and encompass materially identical putative classes and class periods. The suits seek indeterminate monetary and punitive damages from the named defendants, as well as injunctive relief. On March 14, 2011, the judge assigned to the Brown case dismissed it, and the plaintiff filed a Notice of Appeal in the United States Court of Appeals for the Seventh Circuit, where the case is currently pending. The Bourrienne case remains pending in the United States Court for the Northern District of

28	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

Notes to Financial Statements

Illinois. The defendants believe that the complaints are without merit, and intend to defend themselves vigorously against these allegations.

Calamos and the corporate parent of Calamos, among other persons, also have been named as defendants in a putative class action complaint captioned Rutgers v. Calamos, et al., which relates to the redemption of ARPS by Calamos Convertible & High Income Fund (“CHY”). The complaint, which is similar to the Brown and Bourrienne complaints, is also currently pending in the United States District Court for the Northern District of Illinois. The Rutgers complaint generally alleges that CHY’s Board of Trustees breached certain fiduciary duties owed to the common shareholders of CHY by approving the redemption of CHY’s ARPS at their liquidation preference, and by recapitalizing CHY with debt-based borrowings that were allegedly less advantageous to CHY’s common shareholders. The complaints also allege that Calamos, the corporate parent of Calamos, and CHY itself aided and abetted the Trustees’ alleged breaches of fiduciary duty and were unjustly enriched as a result. The suit seeks indeterminate monetary and punitive damages from the named defendants, as well as injunctive relief. The defendants believe that the Rutgers complaint is without merit, and intend to defend themselves vigorously against these allegations.

The Fund believes that the litigation does not have any present material adverse effect on the Fund or on the ability of Calamos to perform its obligations under its investment advisory contract with the Fund.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	29

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited)
	Six Months Ended
	April 30,		Year Ended October 31,
	2011		2010		2009	2008	2007	2006
Net asset value, beginning of period	$12.84		$11.83		$8.26	$16.38	$16.42	$16.59

Income from investment operations:
Net investment income (loss)	0.40	**	0.91	**	0.84 **	1.16 **	1.44 **	1.50

Net realized and unrealized gain (loss)	0.54		1.22		3.88	(7.31)	0.97	0.81

Distributions to preferred shareholders from:
Net investment income (common share equivalent basis)	—		—		(0.01)	(0.13)	(0.41)	(0.36)

Net realized gains (common share equivalent basis)	—		—		—	(0.12)	(0.02)	(0.03)

Total from investment operations	0.94		2.13		4.71	(6.40)	1.98	1.92

Less distributions to common shareholders from:
Net investment income	(0.57)		(1.00)		(0.94)	(1.41)	(1.55)	(1.61)

Net realized gains	—		—		(0.02)	(0.31)	(0.47)	(0.48)

Return of capital	—		(0.14)		(0.18)	—	—	—

Capital charge resulting from issuance of common and preferred shares and related offering costs	—	(a)	—	(a)	— (a)	— (a)	—	—

Premiums from shares sold in at the market offerings	0.01		0.02		—	—	—	—

Net asset value, end of period	$13.22		$12.84		$11.83	$8.26	$16.38	$16.42

Market value, end of period	$13.55		$13.09		$11.40	$9.10	$16.90	$19.73

Total investment return based on:(b)
Net asset value	7.59%		19.12%		62.00%	(42.58% )	11.51%	10.47%

Market value	8.17%		26.02%		41.70%	(38.69% )	(4.25% )	12.81%

Net assets, end of period (000)	$860,644		$801,354		$651,707	$409,035	$784,997	$771,994

Preferred shares, at redemption value ($25,000 per share liquidation preference) (000’s omitted)	$—		$—		$—	$104,000	$384,000	$384,000

Ratios to average net assets applicable to common shareholders:
Net expenses(c)	1.57%	(d)	1.67%		2.87%	1.92%	1.08%	1.04%

Gross expenses prior to expense and earnings credits(c)	1.57%	(d)	1.71%		2.98%	2.16%	1.43%	1.42%

Net expenses, excluding interest expense	1.18%	(d)	1.19%		2.36%	1.30%	1.08%	1.04%

Net investment income (loss)(c)	6.17%	(d)	7.48%		8.79%	8.38%	8.83%	9.17%

Preferred share distributions	—%		—%		0.10%	0.92%	2.51%	2.18%

Net investment income (loss), net of preferred share distributions from net investment income	6.17%	(d)	7.48%		8.69%	7.46%	6.32%	6.99%

Portfolio turnover rate	20%		37%		30%	53%	52%	48%

Average commission rate paid	$0.0104		$—		$—	$—	$—	$—

Asset coverage per preferred share, at end of period(e)	$—		$—		$—	$123,350	$76,142	$75,291

Asset coverage per $1,000 of loan outstanding(f)	$4,678		$5,152		$4,377	$3,745	$—	$—

**	Net investment income allocated based on average shares method.

(a)	Amount equated to less than $0.005 per common share.

(b)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(c)	Does not reflect the effect of dividend payments to Preferred Shareholders.

(d)	Annualized.

(e)	Calculated by subtracting the Fund’s total liabilities (not including Preferred Shares) from the Fund’s total assets and dividing this by the number of Preferred Shares outstanding.

(f)	Calculated by subtracting the Fund’s total liabilities (not including Note payable) and preferred shares from the Fund’s total assets and dividing this by the amount of note payable outstanding, and by multiplying the result by 1,000.

30	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Calamos Convertible Opportunities and Income Fund

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, for Calamos Convertible Opportunities and Income Fund (the “Fund”) as of April 30, 2011, and the related statements of operations, changes in net assets, and cash flows and the financial highlights for the semi-annual period then ended. These interim financial statements and financial highlights are the responsibility of the Fund’s management.

We conducted our review in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to such interim financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of changes in net assets of the Fund for the year ended October 31, 2010 and the financial highlights for each of the five years then ended; and in our report dated December 17, 2010, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Chicago, Illinois
June 20, 2011

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	31

About Closed-End Funds

What is a Closed-End Fund?
A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing

•	Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•	More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•	Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•	Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•	Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•	No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND

Issues new shares on an ongoing basis	Generally issues a fixed number of shares

Issues common equity shares	Can issue common equity securities and senior securities such as preferred shares and bonds

Sold at NAV plus any sales charge	Price determined by the marketplace

Sold through the fund’s distributor	Traded in the secondary market

Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

32	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

Level Rate Distribution Policy

Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return
The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan
The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•	Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•	Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•	Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by BNY Mellon Asset Servicing, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 1958, Newark, New Jersey 07101-9774. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	33

Automatic Dividend Reinvestment Plan

open market (“open-market purchases”) on the NYSE or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If, the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice are required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety to the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, The Bank of New York, at 800.432.8224. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

34	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

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STAY CONNECTED www.calamos.com

Visit our website for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

MANAGING YOUR CALAMOS
FUNDS INVESTMENTS

Calamos Investments offers several convenient
means to monitor, manage and feel confident
about your Calamos investment choice.
PERSONAL ASSISTANCE: 800.582.6959
Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.
YOUR FINANCIAL ADVISOR
We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12 month period ended June 30, 2010, are available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC website at http://www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

On June 21, 2010, the Fund submitted a CEO annual certification to the NYSE on which the Fund’s chief executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s corporate governance listing standards. In addition, the Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24 HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.432.8224

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEBSITE: www.calamos.com

INVESTMENT ADVISER:
Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02111

TRANSFER AGENT:
The Bank of New York Mellon
P.O. Box 11258
Church Street Station
New York, NY 10286
800.524.4458

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:
K&L Gates LLP
Chicago, IL

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959
www.calamos.com

© 2011 Calamos Holdings LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered
trademarks of Calamos Holdings LLC.

CHISAN 1790 2011

ITEM 2. CODE OF ETHICS.
Not applicable.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS
Included in the Report to Shareholders in Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
No material changes.
ITEM 11. CONTROLS AND PROCEDURES.
a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.
b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)(1) Code of Ethics — Not applicable.
(a)(2)(i) Certification of Principal Executive Officer.
(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Calamos Convertible Opportunities and Income Fund

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 24, 2011

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	June 24, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 24, 2011

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	June 24, 2011